UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) November 4, 2005

                        Commission File Number 333-119234


                             THE FLOORING ZONE, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

              NEVADA                                        20-0019425
-------------------------------                  -------------------------------
(State or other jurisdiction of                  (I.R.S. Employer Identification
 incorporation or organization)                               Number)

                      3219 Glynn Avenue, Brunswick, Georgia
                      -------------------------------------
                    (Address of principal executive offices)

                                      31520
                                    ----------
                                   (Zip Code)

                                 (912) 264-0505
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Director

         On November 4, 2005, Mr. Jimmy Lee tendered his resignation as CEO, President and director of The Flooring Zone, Inc., (the "Company") and The Flooring Zone of Georgia, Inc., the Company's wholly-owned subsidiary. Mr. Lee was not a member of any committee of the board of directors. Mr. Lee's resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

         The Company's board of directors has not yet determined who it will appoint to replace Mr. Lee as the Company's CEO and President. Until such time as the board appoints a CEO and President, Michael Carroll will assume these responsibilities on an interim basis.

Item 9.01 Exhibit and Financial Statements

         (a) Exhibits

                  17.1     Letter from resigning officer and director Jimmy Lee



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE FLOORING ZONE, INC.



Date: November 9, 2005                    By:   /s/ Michael Carroll
                                             -----------------------------------
                                             Michael Carroll, Interim President

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